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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report): January 9, 2001

SUNHAWK.COM CORPORATION
(Exact Name of Registrant as Specified in its charter)

WASHINGTON	001-15633	91-1568830
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

223 TAYLOR AVENUE NORTH, SUITE 200
SEATTLE, WASHINGTON 98109
(206) 728-6063
(Address, including zip code, and telephone number including are code, of registrant's principal executive office)

Item 5.  Other Events.

    On January 10, 2001 the Registrant issued a press release announcing a corporate restructuring aimed at creating a more efficient and effective organization. The full text of the press release is set forth in Exhibit 99.1, which is attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits

  (a)
  Financial statements of businesses acquired:

Not Applicable.

  (b)
  Pro forma financial information:

Not Applicable.

  (c)
  Exhibits:

  99.1
  Press Release dated January 9, 2001 relating to the corporate restructuring.

SIGNATURES

    Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2001

SUNHAWK.COM CORPORATION
By:	/s/ Marlin J. Eller
Name: Marlin J. Eller Title: Chief Executive Officer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits
SIGNATURES